Valvoline's Quick Lube Growth Strategy Goldman Sachs
Retailing Conference Presentation New York September 2017

Forward-Looking Statements This presentation contains
forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E
of the Securities Exchange Act of 1934, as amended. All
statements, other than statements of historical facts,
contained in the presentation, including statements
regarding our industry, position, goals, strategy, future
operations, future financial position, future revenues,
estimated costs, prospects, margins, profitability, capital
expenditures, liquidity, capital resources, dividends, plans and objectives of management are forward-looking statements.
Valvoline has identified some of these forward-looking
statements with words such as "anticipates," "believes,"
"expects," "estimates," "is likely," "predicts," "projects,"
"forecasts," "may," "will," "should" and "intends" and the
negative of these words or other comparable terminology. In
addition, Valvoline(TM) may, from time to time, make
forward-looking statements in its annual report, quarterly
reports and other filings with the Securities and Exchange
Commission ("SEC"), news releases and other written and oral communications. These forward-looking statements are based
on Valvoline's current expectations and assumptions
regarding, as of the date such statements are made,
Valvoline's future financial condition and operating
performance, strategic and competitive advantages,
leadership and future opportunities, as well as the economy
and other future events or circumstances. Valvoline's
expectations and assumptions include, without limitation,
internal forecasts and analyses of current and future market conditions and trends, management plans and strategies,
operating efficiencies and economic conditions (such as
prices, supply and demand, cost of raw materials, and the
ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the
following: demand for Valvoline's products and services;
sales growth in emerging markets; the prices and margins of
Valvoline's products and services; the strength of
Valvoline's reputation and brand; Valvoline's ability to
develop and successfully market new products and implement
its digital platforms; Valvoline's ability to retain its
largest customers; potential product liability claims;
achievement of the expected benefits of Valvoline's
separation from Ashland (the "Separation"); Valvoline's
substantial indebtedness (including the possibility that
such indebtedness and related restrictive covenants may
adversely affect Valvoline's future cash flows, results of
operations, financial condition and Valvoline's ability to
repay debt) and other liabilities; operating as a
stand-alone public company; Valvoline's relationship with
Ashland; failure, caused by Valvoline, of the Stock
Distribution to Ashland shareholders to qualify for tax-free treatment, which may result in significant tax liabilities
to Ashland for which Valvoline may be required to indemnify
Ashland; and the impact of acquisitions and/or divestitures
Valvoline has made or may make (including the possibility
that Valvoline may not realize the anticipated benefits from such transactions or difficulties with integration). These
forward-looking statements are subject to a number of known
and unknown risks, uncertainties and assumptions, including, without limitation, risks and uncertainties affecting
Valvoline that are described in Item 1A Risk Factors in
Valvoline's quarterly report for the quarter ended June 30,
2017 and in its most recent Form 10-K (including in Item 1A
Risk Factors and "Use of estimates, risks and uncertainties"
in Note 2 of Notes to Consolidated Financial Statements)
filed with the SEC, which is available on Valvoline's
website at http://investors.valvoline.com/sec-filings. In
light of these risks, uncertainties and assumptions, the
forward-looking events and circumstances discussed in this
presentation may not occur, and actual results could differ
materially and adversely from those anticipated or implied
in the forward-looking statements. You should not rely upon
forward-looking statements as predictions of future events.
Although Valvoline believes that the expectations reflected
in these forward-looking statements are reasonable,
Valvoline cannot guarantee future results, level of
activity, performance or achievements. In addition, neither
Valvoline nor any other person assumes responsibility for
the accuracy and completeness of any of these
forward-looking statements. In light of the significant
uncertainties in these forward-looking statements, you
should not regard these statements as a representation or
warranty by Valvoline or any other person that Valvoline
will achieve its objectives and plans in any specified time
frame, or at all. These forward- looking statements are as
of the date of this presentation. Except as required by law,
Valvoline assumes no obligation to update or revise these
forward-looking statements for any reason, even if new
information becomes available in the future. All
forward-looking statements attributable to Valvoline are
expressly qualified in their entirety by these cautionary
statements as well as others made in this presentation and
hereafter in Valvoline's other SEC filings and public
communications. You should evaluate all forward-looking
statements made by Valvoline in the context of these risks
and uncertainties. Regulation G: Non-GAAP Financial
Information The information presented herein regarding
certain financial measures that do not conform to generally
accepted accounting principles in the United States (U.S.
GAAP), including EBITDA, Adjusted EBITDA, EBITDA from
Operating Segments and Free Cash Flow, should not be
construed as an alternative to the reported results
determined in accordance with U.S. GAAP. Valvoline has
included this non-GAAP information to assist in
understanding the operating performance of Valvoline and its reportable segments. The non-GAAP information provided may
not be consistent with the methodologies used by other
companies. Information regarding Valvoline's definition and
calculations of non-GAAP measures is included in Valvoline's most recent Form 10-K filed with the SEC, which is available on Valvoline's website at
http://investors.valvoline.com/sec-filings. Additionally, a
reconciliation of EBITDA and Adjusted EBITDA is included in
the Appendix herein. 2

Today's Presenters Name Title Industry Experience Selected
Experience Sam Mitchell Chief Executive Officer 20 o Joined
Ashland in 1997 as Director of Marketing for Valvoline's
brand management group; became President of Valvoline in
2002 o Held brand and category management leadership
positions at The Clorox Company o M.B.A. from the University of Chicago; B.S. from Miami University, Oxford, Ohio;
Graduate of the Harvard Business School's Advanced
Management Program Tony Puckett President, Quick Lubes 30 o
Joined Valvoline in 1986 as a financial sales analyst;
became president of Valvoline Instant Oil Change in 2007. o
Held general and brand management positions within sales,
retail and appearance products o B.S. from Eastern Kentucky
University; Graduate of Stanford Executive School for
Growing Companies Mary Meixelsperger Chief Financial Officer
17 o Joined Valvoline as CFO in 2016, assuming
responsibility for global financial organization o Over 25
years of CFO experience, including DSW Inc., Shopko Stores,
two non-profit organizations and a private equity firm o
Began career in public accounting at Arthur Young and Co. o
B.B.A. with distinction from the University of
Wisconsin-Madison 3

Our Mission Statement We are building the world's leading
engine and automotive maintenance business by bringing
"Hands on Expertise" for the benefit of customers every day.
4

A Proven Track Record of Earnings Growth

Drivers of Strong Profit

- Mix shift towards premium products: ~45% in 2016 from ~31% in 2011[1]
- 10 consecutive years of system-wide SSS growth in VIOC stores[2] → **2017 Fiscal Q3 YTD System-wide SSS** 6.9%
- Consistent volume and profit growth in international markets
- Proactive product pricing and raw material cost management

Growth in Adj. EBITDA and Adj. EBITDA Margins[3][4]

Fiscal Year Ended September 30th
(Millions)



$252
12.8%
$275
13.5%
$342
17.1%
$368
18.0%
$421
21.4%
$457
23.7%
$498
24.5%
2011
2012
2013
2014
2015
2016
LTM 3Q17
EBITDA from Operating Segments(5)
Pension Income(6)
Adj. EBITDA Margin

1. *U.S. branded lubricants.*
2. *System-wide SSS growth. SSS growth determined on a fiscal year basis with new stores included after first full fiscal year of operation.*
3. *For a reconciliation of Adj. EBITDA to Net Income, see the Appendix to this presentation.*
4. *All full-year data as of fiscal year-end 9/30 unless otherwise noted.*
5. *EBITDA from Operating Segments is the contribution to Adj. EBITDA from our three operating segments of Core North America, Quick Lubes and International.*
6. *Represents portion of Adj. EBITDA from pension and OPEB income, which was $9 million, $17 million and $58 million in fiscal 2015, 2016 and LTM 3Q2017, respectively.*

5

Our Brand Sells Across Uniquely Diverse Routes to Market

Core North America			Quick Lubes		International		
Do-It-Yourself (DIY)	Do-It-For-Me (DIFM)	Commercial and Industrial (C&I)	VIOC	Express Care	Commercial and Industrial (C&I)	JVs	OEMs

LTM 3Q17 Financial Information *(Millions)*

	Core North America	Quick Lubes	International
Sales	$987	$519	$525
EBITDA[1]	$212	$148	$81
EBITDA Margin[1][2]	21.5%	28.5%	15.4%

Key Customer Contact Points

Core North America:
- 30,000+ Retail Outlets
- 12,000+ Installers

Quick Lubes:
- "DIFM" Consumers
- 383 VIOC company-owned stores and 730 franchised stores
- 316 Express Care stores

International:
- Positioned as a high performance premium brand
- Sold in approximately 140 countries outside of the United States and Canada






Valvoline


Valvoline

Note: Sum of segment level EBITDA does not include any Unallocated and Other income or expenses.

1. EBITDA is a non-GAAP metric. For a reconciliation of EBITDA to Operating Income for each segment, see the Appendix to this presentation.
2. EBITDA Margin = EBITDA / Sales.

6

Valvoline.

Leveraging Capabilities Across Segments QUICK LUBES Retail
Operations Customer Experience Data Analytics INTERNATIONAL
Heavy Duty Insights OEM Relationships New Markets CORE NORTH
AMERICA Category Insights Distribution Network Product
Development BRAND SUPPLY CHAIN MARKETING TECHNOLOGY CUSTOMER
CARE 7

Quick Lubes Growth Opportunities

Quick Lube Market ~450MM(1) Total U.S. DIFM Oil Changes
~100MM(1) Oil Changes in quick lubes market ~16MM(2) VVV Oil
Changes Strong Share Gain Opportunity for Valvoline 1.
Company estimates based on industry data for total DIFM or
quick lubes oil changes in 2015 in North America. 2.
Valvoline Quick Lube segment oil changes estimated for
fiscal 2017. 9

Quick Lubes: Overview

	Company-Owned	Franchise	Express Care Independent Operators
Value Prop	• "Hands-on" insights • Proving ground for toolbox • Generates leadership talent	• Turnkey management system • Proprietary tools • Dedicated support	• Premium sign package • Field training resources • Marketing tools
Footprint	• Stores: **383** • 3,300+ store employees • 15+ year lease terms	• Stores: **730** • 72 franchisees • 15 year agreement	• Stores: **316** • 212 independent operators • 5-10 year agreement







Company-Owned	Franchise	Express Care Independent Operators
Product Sales + Service Sales	**Product Sales + Royalties**	**Product Sales**

10

Valvoline.

Quick Lubes Overview: New Unit Economics EBITDA Contribution
Ranges 8x Platform Term (Years) Oil Changes Per Day (OCPD)
Cash Investment ($,000) Cash IRR (%) roduct Sales VIOC
Company N / A 35-55 ~1,300(1) Mid- Teens Servic2esx Income
VIOC Franchising 15 30-50 130-160 30%+ Product Sales x
Express Care 5-10 20-25 25-50 30%+ Company Franchise Express
Care Operating Royalties Product Strong Returns Expected in
All Three Areas of Investment 1. Assumes land is leased. 11

Quick Lubes Overview: Double-digit EBITDA Growth Fiscal Year
Ended September 30th (Millions) 160 135 110 $85 $94 $111
$134 $148 32.0% 30.0% 28.0% 85 60 26.0% 35 24.0% 10 (15)
2013 2014 2015 2016 LTM 3Q17 Quick Lubes Segment EBITDA
22.0% Quick Lubes Growth Strategy Continue Same-Store Sales
Growth Accelerate Company Store Growth Accelerate Franchisee
and Express Care Growth 12

Proven VIOC Business Model Operating Stores Strengthens
Business Model Performance Superior Talent Our Sales Per
Store Has Grown Steadily Preferred Customer Experience LTM
Q3'17 $916 Digital Marketing Platforms $550 $579 $613 $649
$672 $713 Proprietary Tools 2007 2008 2009 2010 2011 2012
2013 2014 2015 2016 System-Wide Average Sales per Store
(000's), fiscal year basis 13

Driving Sustainable Same-Store Sales Growth 12% 10% 8% 10%
7% 10 Years of Same-Store Sales Growth(1) 8% 7% 8% 8% 10
Year Average of System-Wide SSS 4.9% 6% 6% 4% 4% 2% 3% 3% 0%
4% 4% 2% 2% 6% 8% 6% 2% 5% 2% YTD Q3'17 System-Wide SSS 6.9%
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
Company-Owned SSS Franchised SSS 5 MIN Operational
Enhancements Customer Experience Marketing Platforms Core
Platform Improvements Enabled by Technology 1. SSS growth
determined on a fiscal year basis with new stores included
after first full fiscal year of operation. 14

Accelerate Company-Owned Store Growth

- New Builds
  - Existing Markets
    - Core markets underpenetrated
  - New Markets under development
- Acquisitions
  - Targeting high quality regional operators
    - 10 – 30+ stores
  - Engaging local operators within VIOC markets
    - 5 – 10 store systems
  - Opportunistic single store units
- Strengthen Development Capabilities
  - Predictive analytics tool for real estate modeling
  - Custom analytics workflow tool
  - Leverage Valvoline sales to drive acquisition pipeline
  - Insource select market growth resources


Instant Oil Change

New Construction is an ~18 Month Process

1–3 Months	6 Months	6 Months	4 Months
1 Market Planning	2 Site Selection	3 Permitting	4 Construction



15

Valvoline.

Accelerating Franchise Store Growth Market Level Development
Agreements Strengthening Development Support (black circle)
Predictive analytics for real estate modeling (black circle)
50/50 Approach: high analytics + local market intel (black
circle) Eight agreements signed, 160+ stores over next six
years (black circle) Multiple new agreements under
negotiation (black circle) Acquisition lead generation via
dedicated resources (black circle) Bank financing guarantee
program (black circle) Store growth bonus incentives (black
circle) Evaluating new franchisee additions for smaller
markets Broad VIOC Geographic Footprint(1) with Significant
Opportunity for Growth Company-Owned Franchised 1. Includes
383 company-owned stores and 730 franchised locations as of
fiscal 2017 quarter ended 6/30. Does not include Express
Care operators. 16

Proven Success in Strategic Acquisitions Company Acquires
Competitor Company Acquires Franchisee Oil Can Henry's: o
13th largest U.S. quick-lube network o 89 centers in OR, WA,
CA, AZ, ID, CO with 47 Company and 42 Franchise o Completed
February 2016 Oil Can Henry's Henley Bluewater Henley
Bluewater o 56 centers in MI and OH o APA signed in Sept.
2017 o Adjacent to core VIOC Company Operations Franchisee
Acquires Competitor Company Acquires Competitor EZ Lube: o
14th largest U.S. quick-lube network o 74 centers in
Southern CA o Completed March 2012 EZ Lube Time It Lube Time
It Lube o 27th largest U.S. quick-lube network o 28 centers
in TX and LA o Completed February 2017 17

VIOC Store Growth Targets Working to Build the Largest Quick
Lube System in North America 2023(1) 2023 2018+ Total
Additions Potential Store Count Company 20 - 25 150+ ~600
Franchised 25 - 35 180+ ~900 Express Care 25 - 35 180+ ~500
Total Organic 70 - 95 510+ ~2000 Acquisitions Expected to
Supplement VIOC Store Growth 1. Total store additions by
2023 assuming annual growth based on 2018 growth target
ranges. 18

Successful Execution of Our Strategy Drives Strong EBITDA
Growth Continue Same-Store Sales Growth Accelerate Company
Store Growth Accelerate Franchisee and Express Care Growth
Potential Incremental EBITDA Contribution(1) ~$50 million
~$40 million ~$20 million Our Strategy Has the Potential to
Deliver ~$110 million of Incremental EBITDA in 2023, a ~75%
Increase Over FY2017 LTMQ3 EBITDA. Acquisitions Expected to
Add Additional EBITDA. 1. This is the expected incremental
annual EBITDA at year 2023, and assumes full execution of
the company-owned store additions and the completion of
current and anticipated development agreements. Assumes 5%
growth on the base business and 85 new VIOC company, VIOC
franchise and Express Care stores. EBITDA contribution is
the expected incremental EBITDA contributed from each
strategic imperative, using FY17 LTM3Q Quick Lubes EBITDA as the base. 19

Bright Future for Valvoline! Strong Brand-driven,
Multi-channel Model Designed to Deliver Consistent,
Predictable Results (black circle) Solid performance in FY17 despite: - Raw material cost increases Base oil posted
prices up ~20% calendar YTD through June '17 - Increased
SG&A investment Accelerating Progress on Significant Growth
Opportunities (black circle) Mid-single digit VIOC SSS
growth (black circle) Mid-single digit Quick Lube unit
growth (black circle) High-single digit volume growth in
International (black circle) Premium mix and share gains in
Core North America (black circle) Stable free cash flow
generation enables: Leveraging a Strong Foundation -
Investment in high-return initiatives - Growth of cash
dividend over time - Opportunistic share repurchase 20

Valvoline Appendix

Historical EBITDA and Adj. EBITDA Reconciliation FY Ended
September 30, 9M Ended June 30, LTM 3Q ($ in Millions) 2011
2012 2013 2014 2015 2016 2016 2017 2017 Net income $110 $114
$246 $173 $196 $273 $208 $199 $264 Income tax expense 52 58
135 91 101 148 104 114 158 Net interest and other financing
expense -- -- -- -- -- 9 -- 28 37 Depreciation and
amortization 38 35 35 37 38 38 29 30 39 EBITDA $200 $207
$416 $301 $335 $468 $341 $371 $498 Adjustments Losses
(gains) on pension and other postretirement plans
re-measurement 52 68 (74) 61 46 (18) 5 (8) (31) Separation
costs -- -- -- -- -- 6 -- 27 33 Net Loss on Divestiture --
-- -- -- 26 1 1 -- -- Impairment on Equity Investment -- --
-- -- 14 -- -- -- -- Restructuring -- -- -- 6 -- -- -- -- --
Tax Matter Agreement Activity -- -- -- -- -- -- -- (2) (2)
Adjusted EBITDA $252 $275 $342 $368 $421 $457 $347 $388 $498
22

Historical EBITDA Reconciliation - Segments ($ in Millions)
FY Ended September 30, 9M Ended June 30, LTM 3Q 2016 2016
2017 2017 Core North America Sales $979 $740 $748 $987
Operating income 212 170 156 198 Depreciation and
amortization 16 12 10 14 EBITDA $228 $182 $166 $212 Quick
Lubes Sales $457 $332 $394 $519 Operating Income 117 84 94
127 Depreciation and amortization 17 12 16 21 EBITDA $134
$96 $110 $148 International Sales $493 $363 $395 $525
Operating Income 74 53 56 77 Depreciation and amortization 5
5 4 4 EBITDA $79 $58 $60 $81 23

Historical EBITDA Reconciliation - Quick Lubes Segment FY
Ended September 30, 9M Ende d June 30, LTM 3Q ($ in
Millions) 2013 2014 2015 2016 2016 2017 2017 Operating
income $70 $79 $95 $117 $84 $94 $127 Depreciation and
amortization 15 15 16 17 12 16 21 EBITDA $85 $94 $111 $134
$96 $110 $148 24